UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2023

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000 Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 971-0800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 5, 2023, Broadmark Realty Capital Inc. (the “Company”) received a notification letter from NYSE Regulation that NYSE Regulation determined to commence proceedings to delist the Company’s warrants (ticker symbol BRMK WS), each exercisable for one fourth (1/4th) share of the Company’s common stock at an exercise price of $2.875 per one fourth (1/4th) share (the “Warrants”), from the NYSE American exchange, and that the trading in the Warrants on the NYSE American exchange has been suspended, as NYSE Regulation determined the Warrants’ trading price to be no longer suitable for listing pursuant to Section 1001 of the NYSE American Company Guide due to the Warrants’ low trading price. The notification letter from the NYSE confirms that the Company’s common stock (ticker symbol BRMK) will continue to be listed and traded on the New York Stock Exchange.

The Company notes that the NYSE American exchange issued a press release on January 5, 2023 relating to the above. That press release contained a single, mistaken reference to delisting the Company’s common stock, rather than the Warrants. The Company conferred with NYSE Regulation, who confirmed that such reference to the Company’s common stock was a ministerial error and should have referred to the Warrants, as set forth in all other references in such press release.

On January 6, 2023, the Company issued a press release announcing receipt of the letter from NYSE Regulation regarding the delisting and suspension of trading in the Warrants. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

Date: January 6, 2023	By:	/s/ Nevin Boparai
	Name:	Nevin Boparai
	Title:	Executive Vice President and Chief Legal Officer